UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

(Date of earliest event reported):  August 30, 2005

TANGER PROPERTIES LIMITED PARTNERSHIP

_________________________________________

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	33-99736-01 333-3525-01 333-39365-01 333-61394-01 (Commission File Number)	56-1822494 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TANGER PROPERTIES LIMITED PARTNERSHIP

CURRENT REPORT

 ON

 FORM 8-K

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Tanger Properties Limited Partnership, (the “Operating Partnership”), filed a Form 8-Kdated August 22, 2005 to announce that it had agreed to acquire for $282.5 million the remaining two-thirds interest in the portfolio on nine factory outlet centers with approximately 3.3 million square feet, (the “Charter Oak Portfolio”) owned by an affiliate of Blackstone Real Estate Advisors (“Blackstone”).  The Operating Partnership and Blackstone originally acquired the Charter Oak Portfolio in December 2003 through a joint venture, COROC Holdings LLC (“COROC”), whereby the Operating Partnership owned a one-third interest and Blackstone owned a two-thirds interest.

The Operating Partnership is managed by its sole general partner, Tanger GP Trust, a wholly owned subsidiary of Tanger Factory Outlet Centers, Inc. (the “Company”). The terms “we”, “our” and “us” refer to the Operating Partnership or, the Operating Partnership and the Company together, as the context requires.

Separate financial statements for the Charter Oak Portfolio are not required since the results of its operations have been included in our audited consolidated financial statements since December 2003.  Unaudited pro forma financial information filed herewith to give effect to the proposed acquisition are as set forth below:

 (b)  Pro Forma Financial Information                                                                                                   Page

       (1)  Unaudited Pro Forma Consolidated Statements of Operations

                        for the six months ended June 30, 2005 and notes thereto                                                 5

                         for the year ended December 31, 2004 and notes thereto                                                  7

       (2)  Unaudited Pro Forma Consolidated Balance Sheet

                        as of June 30, 2005 and notes thereto                                                                               9

TANGER PROPERTIES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited Pro Forma Consolidated Financial Statements have been derived from the historical statements of the Operating Partnership and give effect to the proposed acquisition of the remaining two-thirds interest in the Charter Oak Portfolio owned by Blackstone. The unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2005 and the year ended December 31, 2004 assume the acquisition had occurred as of January 1, 2004.  The unaudited Pro forma Consolidated Balance Sheet assumes the acquisition had occurred on June 30, 2005.

 The purchase price of $282.5 million involves an all-cash payment, which we expect to finance in the public markets through a mixture of long-term unsecured debt and equity.  Closing of the transaction is subject to certain conditions including those contained within an existing GMAC loan currently collateralizing the properties. We anticipate the transaction will close by October 2005.

 The unaudited Pro Forma Consolidating Financial Statements reflect our assumption that the Operating Partnership will finance the purchase price and the related estimated closing costs of $3.3 million, collectively estimated to be approximately $285.8 million, from (1) contributions from the Company from its  issuance of 3.0 million common shares with net proceeds of approximately $81.0 million and 3.5 million preferred shares with net proceeds of approximately $84.5 million and (2) the issuance of  long-term unsecured public debt for the remaining $120.3 million.  The Company will contribute the net proceeds from the common and preferred offerings to the Operating Partnership in exchange for one unit of partnership interest for each two common shares issued and one unit of preferred partnership interest for each preferred share issued.  There can be no assurance that closing on the transaction will actually occur or that we will be able to issue these securities in the form and for the amounts stated above to fund our transaction.  Changes in the form of securities issued or in the amount of common shares, preferred shares and debt actually issued would result in an increase or decrease in pro forma income from continuing operations and related pro forma earnings per common unit.

 The accompanying unaudited Pro Forma Consolidated Financial Statements reflect a preliminary allocation of the purchase price under Statement of Financial Accounting Standards No. 141, “Business Combinations” (“FAS 141”).  This allocation is subject to final adjustment following the acquisition.  The Operating Partnership expects to finalize the valuation following the consummation of the transaction.  Changes in the allocation of the purchase price and/or estimated useful lives from those used in the unaudited Pro Forma Consolidated Financial Statements would result in an increase or decrease in pro forma income from continuing operations and related pro forma earnings per common unit. The following table summarizes our preliminary allocation of purchase price plus closing costs and the estimated useful lives used for the pro forma calculations.

	Amount (in thousands)	Average estimated useful life (in years)
Land	$4,832
Buildings, improvements and fixtures	42,216	27.7
Deferred lease and other intangibles:
Below market leases	(973)	3.2
Lease in place value and other lease related
intangibles	14,229	5.7
Debt premium	353	3.0
Minority interest	225,103
Net assets acquired	$285,760

The unaudited Pro Forma Consolidated Financial Statements have been prepared by the Operating Partnership's management.  These pro forma statements may not be indicative of the results that would have actually occurred if the acquisition had been in effect on the dates indicated, nor do they purport to represent the results of operations for future periods.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Operating Partnership's unaudited financial statements and notes thereto as of June 30, 2005 and for the six months then ended (which are contained in the Operating Partnership's Form 10-Q for the period ended June 30, 2005), and the Operating Partnership’s audited financial statements and notes thereto as of December 31, 2004 and for the year then ended (which are contained in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 2004).

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005
(Unaudited)
(In thousands, except per share data)

		Pro forma			Pro forma
	Historical	Adjustments			Consolidated
	(a)
REVENUES
Base rentals	$65,389	$150	(b	)	$65,539
Percentage rentals	2,153				2,153
Expense reimbursements	26,917				26,917
Other income	2,152				2,152
Total revenues	96,611	150			96,761
EXPENSES
Property operating	30,851				30,851
General and administrative	6,755				6,755
Depreciation and amortization	24,350	2,090	(c	)	26,440
Total expenses	61,956	2,090			64,046
Operating income	34,655	(1,940)			32,715
Interest expense	16,395	3,637	(d	)	20,032
Income before equity in earnings of unconsolidated joint
ventures, minority interest, discontinued operations
and loss on sale of real estate	18,260	(5,577)			12,683
Equity in earnings of unconsolidated joint ventures	459				459
Minority interest:
Consolidated joint venture	(13,351)	13,351	(e	)	-
Income from continuing operations	$5,368	$7,774			$13,142

Basic earnings per common unit:
Income from continuing operations	$.04				$.54	(g	)
Weighted average common units	16,698	1,500	(f	)	18,198

Diluted earnings per common unit:
Income from continuing operations	$.04				$.54	(g	)
Weighted average common units	16,793	1,500	(f	)	18,293

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2005

a)      As reported in the unaudited consolidated statement of operations of Tanger Properties Limited Partnership and Subsidiaries for the six months ended June 30, 2005.

b)      To reflect amortization of the portion of the purchase price assigned to above and below market leases in accordance with FAS 141.

c)      To reflect depreciation and amortization on the partial step-up of assets to fair value based on an acquisition price of $282.5 million, plus closing costs of $3.3 million.

d)      To reflect interest expense from issuance of $121.3 million in long-term unsecured public debt with a coupon rate of 6.01% (effective rate of 6.05% after underwriting discount). A 1% increase or decrease in the coupon rate would equal $1.21 million on an annual basis.  Also includes amortization of debt issuance costs ($1.0 million amortized over ten years) and change in debt premium ($.4 million amortized over three years).

e)      To eliminate the minority interest in the consolidated joint venture that is being acquired in this transaction.

f)       To reflect the Company’s planned issuance of (1) 3.0 million common shares with net proceeds of approximately $81.0 million and (2) 3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5% with net proceeds of approximately $84.5 million, as part of the funding of the acquisition.  The Company will contribute the net proceeds to the Operating Partnership in exchange for one unit of partnership interest for each two common shares issued and one unit of preferred partnership interest for each preferred share issued.

g)      Pro forma income per common unit is computed as follows:  Income from continuing operations less preferred unit distributions of $3.3 million (from the issuance of 3.5 million preferred units to the Company in exchange for the proceeds from the Company’s issuance of 3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5%) divided by pro forma weighted average common units outstanding.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
(Unaudited)
(In thousands, except per share data)

	Historical	Pro forma Adjustments			Pro forma Consolidated
	(a)
REVENUES
Base rentals	$129,884	$300	(b	)	$130,184
Percentage rentals	5,338				5,338
Expense reimbursements	52,585				52,585
Other income	6,746				6,746
Total revenues	194,553	300			194,853
EXPENSES
Property operating	59,759				59,759
General and administrative	12,820				12,820
Depreciation and amortization	51,446	4,179	(c	)	55,625
Total expenses	124,025	4,179			128,204
Operating income	70,528	(3,879)			66,649
Interest expense	35,117	7,274	(d	)	42,391
Income before equity in earnings of unconsolidated joint	35,411	(11,153)			24,258
ventures, minority interest and discontinued operations
Equity in earnings of unconsolidated joint ventures	1,042				1,042
Minority interest:
Consolidated joint venture	(27,144)	27,144	(e	)	-
Income from continuing operations	$9,309	$15,991			$25,300

Basic earnings per common unit:
Income from continuing operations	$.56				$1.04	(g	)
Weighted average common units	16,555	1,500	(f	)	18,055

Diluted earnings per common unit:
Income from continuing operations	$.56				$1.03	(g	)
Weighted average common units	16,650	1,500	(f	)	18,150

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

a)      As reported in the audited consolidated statement of operations of Tanger Properties Limited Partnership and Subsidiaries for the year ended December 31, 2004.

b)      To reflect amortization of the portion of the purchase price assigned to above and below market leases.

c)      To reflect depreciation and amortization on the partial step-up of assets to fair value based on an acquisition price of $282.5 million, plus closing costs of $3.3 million.

d)     To reflect interest expense from issuance of $121.3 million in long-term unsecured public debt with a coupon rate of 6.01% (effective rate of 6.05% after underwriting discount). A 1% increase or decrease in the coupon rate would equal $1.21 million on an annual basis.  Also includes amortization of debt issuance costs ($1.0 million amortized over ten years) and change in debt premium ($.4 million amortized over three years).

e)      To eliminate the minority interest in the consolidated joint venture that is being acquired in this transaction.

f)       To reflect the Company’s planned issuance of (1) 3.0 million common shares with net proceeds of approximately $81.0 million and (2) 3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5% with net proceeds of approximately $84.5 million, as part of the funding of the acquisition. The Company will contribute the net proceeds to the Operating Partnership in exchange for one unit of partnership interest for each two common shares issued and one unit of preferred partnership interest for each preferred share issued.

g)      Pro forma income per common unit is computed as follows:  Income from continuing operations less preferred unit distributions of $6.6 million (from the issuance of 3.5 million preferred units to the Company in exchange for the proceeds from the Company’s issuance of 3.5 million preferred shares at an assumed price of $25 per share and at a coupon rate of 7.5%) divided by pro forma weighted average common units outstanding.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2005
(Unaudited)
(In thousands)

	Pro forma				Pro forma
	Historical	Adjustments			Consolidated
	(a)
ASSETS
Rental Property
Land	$113,284	$4,832	(b	)	$118,116
Buildings, improvements and fixtures	956,440	42,216	(b	)	998,656
Construction in progress	6,044				6,044
	1,075,768	47,048			1,122,816
Accumulated depreciation	(237,688)				(237,688)
Rental property, net	838,080	47,048			885,128
Cash and cash equivalents	3,536				3,536
Deferred charges, net	54,818	14,289	(b	)	69,107
Other assets	21,500	-			21,500
Total assets	$917,934	$61,337			$979,271

LIABILITIES, MINORITY INTEREST AND PARTNERS' EQUITY
Liabilities
Debt
Senior, unsecured notes	$100,000	$121,279	(c	)	$221,279
Mortgages payable	290,197	(353)	(b	)	289,844
Unsecured note	53,500				53,500
Lines of credit	45,330				45,330
	489,027	120,926			609,953
Construction trade payables	9,231				9,231
Accounts payable and accrued expenses	16,691				16,691
Total liabilities	514,949	120,926			635,875
Commitments
Minority interests:
Consolidated joint venture	225,103	(225,103)	(d	)	-

Partners' equity
General partner	468				468
Limited partners	184,228	165,514	(e	)	349,742
Deferred compensation	(6,372)				(6,372)
Accumulated other comprehensive loss	(442)				(442)
Total partners' equity	177,882	165,514			343,396
Total liabilities, minority interest and partners' equity	$917,934	$61,337			$979,271

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

TANGER PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2005

a)      As reported in the unaudited consolidated balance sheet of Tanger Properties Limited Partnership and Subsidiaries as of June 30, 2005.

b)      To reflect the acquisition of the two-thirds share of the difference between the fair value of the Charter Oak Portfolio and underlying book value of the assets and liabilities.  See table on page 3 for amounts allocated to the assets and liabilities acquired and the average useful lives assigned to each major caption.  Also includes $1.0 million in deferred financing costs from the issuance of long-term unsecured debt.

c)      To reflect the issuance of $121.3 million of long-term unsecured debt generating net proceeds of $120.2 million.

d)      To eliminate the minority interest in the consolidated joint venture that is being acquired in this transaction.

e)      To reflect the Company’s planned issuance of (1) 3.0 million common shares with net proceeds of approximately $81.0 million and (2) 3.5 million preferred shares at a coupon rate of 7.5% with net proceeds of approximately $84.5 million, as part of the funding of the acquisition. The Company will contribute the net proceeds to the Operating Partnership in exchange for one unit of partnership interest for each two common shares issued and one unit of preferred partnership interest for each preferred share issued.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the report to be signed its behalf by the undersigned thereunto duly authorized.

                                                            TANGER PROPERTIES LIMITED PARTNERSHIP

                                                            By:       Tanger GP Trust, its sole general partner

                                                            By:   /s/ Frank C. Marchisello, Jr.

                                                                   Frank C. Marchisello, Jr.

                                                                   Vice President, Treasurer

Date: August 30, 2005